UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2021

ATLAS CREST INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue New York, New York 10022	10022
(Address of principal executive offices)	(Zip Code)

(212) 883-3800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACIC. U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ACIC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACIC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On February 10, 2021, Atlas Crest Investment Corp., a Delaware corporation (“Atlas”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Atlas, Artemis Acquisition Sub Inc., a Delaware corporation (“Artemis Merger Sub”), and Archer Aviation Inc., a Delaware corporation (“Archer”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Atlas and Archer.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the date of closing of the Business Combination (the “Closing”): (i) Atlas will amend and restate its certificate of incorporation (the “Post-Closing Atlas Certificate of Incorporation”), pursuant to which, among other things, Atlas will have a dual class share structure with (A) shares of Class A common stock that will carry voting rights in the form of one vote per share (the “New Class A Common Stock”), and (B) shares of Class B common stock that will carry voting rights in the form of ten votes per share (the “New Class B Common Stock” and, together with the New Class A Common Stock, the “New Atlas Common Stock”), and (ii) Artemis Merger Sub will merge with and into Archer, with Archer as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Atlas (the “Merger”).

The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by Atlas’ stockholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger, (i) outstanding shares of common stock and preferred stock of Archer will be converted into a right to receive a number of shares of New Class B Common Stock determined on the basis of an implied Archer equity value of $2,525,000,000 (the “Implied Equity Value”), (ii) all stock awards (whether vested or unvested) to purchase Archer common stock will be converted into stock awards to purchase a number of shares of New Class B Common Stock based on an exchange ratio derived from the Implied Equity Value, and (iii) outstanding warrants (whether vested or unvested) to purchase Archer common stock will be converted into warrants to purchase a number of shares of New Class B Common Stock determined on the basis of the Implied Equity Value. The former Archer equityholders will have the right to convert their shares of New Class B Common Stock into shares of New Class A Common Stock pursuant to the Post-Closing Atlas Certificate of Incorporation.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. Atlas has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the Atlas board of directors will be divided into three classes and be composed of a total of seven directors, which directors shall include an individual designated by Atlas, three individuals designated by Archer and three individuals to be identified by Archer in consultation with Atlas who qualify as “independent directors” under the listing rules of the New York Stock Exchange.

Conditions to Each Party’s Obligations

The obligations of Atlas and Archer to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination, (iii) the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (iv) the shares of New Class A Common Stock to be issued in connection with the Business Combination having been approved for listing on the New York Stock Exchange, (v) the approval of Atlas’ stockholders, (vi) the approval of Archer’s stockholders and (vii) Atlas having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing.

In addition, the obligation of Archer to consummate the Business Combination is subject to, among other conditions, the aggregate cash proceeds from Atlas’ trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $600,000,000 (after deducting any amounts paid to Atlas shareholders that exercise their redemption rights in connection with the Business Combination).

Termination

The Business Combination Agreement may be terminated under certain circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of Atlas and Archer, (ii) by either Atlas or Archer if the other party breaches its representations, warranties or covenants such that the conditions set forth in the Business Combination Agreement would not be satisfied, and such party fails to cure such breach (other than for certain limited exceptions), (iii) by either Atlas or Archer if the Business Combination is not consummated by September 10, 2021, (iv) by either Atlas or Archer if any governmental entity issues an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Business Combination and such order or other action has become final and non-appealable, (v) by either Atlas or Archer if certain required approvals are not obtained from the Atlas stockholders after the conclusion of a meeting of Atlas’ stockholders held for such purpose at which such shareholders voted on such approvals, and (vi) by Atlas if (A) the Transaction Support Agreements are not executed and delivered to Atlas within one business day of the signing date of the Business Combination Agreement, (B) Archer’s stockholders do not deliver, within one business day of the Registration Statement being declared effective under the Securities Act, to Atlas a written consent approving the Business Combination (the “Stockholder Written Consent”) or (C) Archer does not deliver, within one business day of the Registration Statement being declared effective under the Securities Act, to Atlas a written consent approving the conversion of all shares of preferred stock of Archer into shares of common stock of Archer immediately prior to the Closing (the “Conversion Written Consent”).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Atlas does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, (i) Atlas, (ii) Atlas Crest Investment LLC, a Delaware limited liability company (the “Sponsor”), (iii) Archer and (iv) Kenneth Moelis, Michael Spellacy, Taylor Rettig, Christopher Callesano, David Fox, Emanuel Pearlman, Eileen Murray and Todd Lemkin, each of whom in this clause (iv) is a member of Atlas’ board of directors and/or management (the “Insiders”), entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor has agreed to (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of Atlas or any other anti-dilution or similar protection with respect to the Atlas Class B shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) be bound by certain other covenants and agreements related to the Business Combination and (iv) be bound by certain transfer restrictions with respect to its shares in Atlas prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement. In addition, pursuant to the Sponsor Letter Agreement, the Sponsor, Atlas and the Insiders have agreed to terminate the lock-up provisions in Section 7(a) of that certain letter agreement (the “Letter Agreement”), dated as of October 27, 2020, by and among the Sponsor, Atlas and the Insiders, in respect of the Sponsor’s Atlas Class B shares, which included, among other restrictions, a one year lock-up restriction on the Founder Shares (as defined in the Letter Agreement) following an initial business combination (subject to certain exceptions) (it being understood that, following such termination at the effective time of the Merger, the Sponsor and the Insiders shall be subject to the lock-up provisions described in the Registration Rights Agreement (as defined below)).

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, Atlas entered into subscription agreements (the “Subscription Agreements”) with certain investors, including, among others, United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries. Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and Atlas agreed to issue and sell to such investors, on the Closing Date (as defined in the Business Combination Agreement) immediately following the Closing (as defined in the Business Combination Agreement), an aggregate of 60,000,000 shares of Atlas’ Class A Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $600 million (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that Atlas will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Transaction Support Agreements

Within one business day of the execution of the Business Combination Agreement, certain equityholders of Archer (the “Archer Supporting Equityholders”) are expected to enter into a transaction support agreement (collectively, the “Transaction Support Agreements”) with Atlas. The Transaction Support Agreements provide, among other things, that the Archer Supporting Equityholders will (i) execute and deliver the Stockholder Written Consent and the Conversion Written Consent, (ii) irrevocably appoint Atlas or any individual designated by Atlas as the Archer Supporting Equityholder’s agent, attorney-in-fact and proxy to attend on behalf of such Archer Supporting Equityholder at any meeting of the Archer Supporting Equityholders with respect to the Business Combination, (iii) deliver a duly executed counterpart to the Registration Rights Agreement no later than three Business Days prior to the Closing, (iv) in the case of all Archer Supporting Equityholders other than Brett Adcock and Adam Goldstein, agree to elect to convert their shares of New Class B Common Stock received in the Business Combination into shares of New Class A Common Stock pursuant to the Post-Closing Atlas Certificate of Incorporation and (v) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Transaction Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Transaction Support Agreement, a copy of which is included as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

At the closing of the Business Combination, Atlas, the Sponsor, and certain other individuals will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Sponsor and certain other individuals will agree not to effect any sale or distribution of certain Atlas equity securities during the lock-up period described therein (which includes a 180-day lock-up restriction following the Closing with respect to the shares covered thereby (subject to certain exceptions)) and will be granted certain customary registration rights. The lock-up period described above will not apply to any shares acquired in the PIPE Financing.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit B to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Atlas Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On February 10, 2021, Atlas and Archer issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Atlas and Archer have prepared for use in connection with the announcement of the Business Combination.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is a description of certain contractual arrangements between Archer and United Airlines, Inc. that Atlas and Archer have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, Atlas intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Atlas will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Atlas will send to its shareholders in connection with the Business Combination. Investors and security holders of Atlas are advised to read, when available, the proxy statement/prospectus in connection with Atlas’ solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Atlas as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 399 Park Avenue New York, New York 10022.

Participants in the Solicitation

Atlas, Archer and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Atlas’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Atlas’ directors and officers in Atlas’ filings with the SEC, including the Registration Statement to be filed with the SEC by Atlas, which will include the proxy statement of Atlas for the Business Combination, and such information and names of Archer’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by Atlas, which will include the proxy statement of Atlas for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas and Archer, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Atlas’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas and Archer. These statements are subject to a number of risks and uncertainties regarding Atlas’ businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to and hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obtained; a decline in our securities following the business combination if it fails to meet the expectations of investors or securities analysts; our inability to protect our intellectual property rights from unauthorized use by third parties; our need for and the availability of additional capital; cybersecurity risks; the dual class structure of our common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders; the ability of Atlas Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas Crest’s final prospectus filed on October 29, 2020, under the heading “Risk Factors,” and other documents of Atlas Crest filed, or to be filed, with the SEC.  If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Atlas presently does not know or that Atlas currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Atlas’ expectations, plans or forecasts of future events and views as of the date of this communication. Atlas anticipates that subsequent events and developments will cause Atlas’ assessments to change. However, while Atlas may elect to update these forward-looking statements at some point in the future, Atlas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of February 10, 2021, by and among Atlas Crest Investment Corp., Artemis Acquisition Sub Inc. and Archer Aviation Inc.
10.1	Sponsor Letter Agreement, dated as of February 10, 2021, by and among Atlas Crest Investment Corp., Atlas Crest Investment LLC, Archer Aviation Inc., and certain individuals named therein.
10.2	Form of Subscription Agreement.
99.1	Joint Press Release of Atlas Crest Investment Corp. and Archer Aviation Inc., dated February 10, 2021.
99.2	Investor Presentation of Atlas Crest Investment Corp. dated February 10, 2021.
99.3	Additional PIPE Financing Disclosures.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2021	Atlas Crest Investment Corp.

	By:	/s/ Michael Spellacy
	Name:	Michael Spellacy
	Title:	Chief Executive Officer